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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2005


                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

    Indiana                      000-25287                   35-2051170
----------------                 ---------                   ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (260) 427-7000

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On February 15, 2005, the Board of Directors of Tower Financial Corporation (the "Company"), upon recommendation from the Nominating and Corporate Governance Committee of the Board, elected Mr. Donald R. Willis as a director of the Company to fill the vacancy created by Mr. Peter Eschelman when he resigned as a director in November 2004. Mr. Willis has served as a director of Tower Bank and Trust Company, a wholly-owned subsidiary of the Company, since 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 16, 2005

                                  TOWER FINANCIAL CORPORATION


                                  By: /s/ Donald F. Schenkel
                                      ------------------------------------
                                      Donald F. Schenkel, Chairman of the Board,
                                      President, and Chief Executive Officer